OPPENHEIMER EMERGING GROWTH FUND

Supplement dated April 26, 2010 to the

Summary Prospectus, Prospectus and Statement of Additional Information dated February 26, 2010

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Emerging Growth Fund (the “Fund”), each dated February 26, 2010.

As of June 30, 2010:

1.      The Fund will change its name to “Oppenheimer Small- & Mid-Cap Growth Fund.”

2.     The first full paragraph on the cover page of the Prospectus will be deleted in its entirety and replaced by the following:

Oppenheimer Small- & Mid-Cap Growth Fund is a mutual fund that seeks capital appreciation. Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of “small-cap” and “mid-cap” companies. It does so by emphasizing investments in common stocks of companies that, at the time of purchase, are within the range of the market capitalization of the smallest company included in the Russell 2000(R) Growth Index and the largest company included in the Russell Midcap(R) Growth Index. Prior to June 30, 2010, the Fund’s name was Oppenheimer Emerging Growth Fund.

3.     The first paragraph in the section titled “Principal Investment Strategies,” on page 2 of the Summary Prospectus and on page 4 of the Prospectus, will be deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. The Fund seeks to invest in newer or more established companies that are in the early growth (“emerging growth”) phase of their business cycle, which is typically marked by above-average growth rates. The Fund emphasizes equity investments in companies whose market capitalizations range from the company with the smallest market capitalization in the Russell 2000® Index, a broad based small cap index (currently $13.5 million) to the company with the largest market capitalization in the Russell MidCap® Index, a broad based mid cap index (currently $15.7 billion). However, the Fund may invest in companies of any market capitalization. The Fund measures a company’s capitalization at the time the Fund buys a security, and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of small- and mid-cap issuers.

The Fund invests primarily in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities.

4.     The following is added to the section titled “Non-Fundamental Restrictions” on page 14 of the SAI:

o     Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of “small-cap” and “mid-cap” companies. This non-fundamental policy will not be changed without first providing 60 days’ written notice to shareholders.

April 26, 2010

PS0721.022